Contract No.: 750506071011

Non-Undertaking Short-Term Revolving Financing Agreement

October 11th, 2007

This agreement is hereby entered into between:

(1)	Citibank China Co., Ltd. Shenzhen Branch (hereinafter referred to as the Lending Bank), with its address at: Block A, F9, CITIC Tower, Middle Shennan Road, Futian District, Shenzhen, and

(2)	Shenzhen Highpower Technology Co., Ltd. (hereinafter referred to as the Customer), with its address at: Block A2, Luoshan Industrial Park, Shanxia Village, Pinghu Town, Longgang District, Shenzhen.

The Parties hereby enter into the agreements as follows:

1.	The General Terms and Conditions of the Financing Agreement and any other ancillary documentation attached hereto shall be a constituent part of this Agreement.

2.	The maximum financing amount shall be equivalent to USD Two Millions.

The Lending Bank shall, for the purpose of calculating the maximum financing amount, have the right to calculate based on the exchange rate it determines. In case that the total outstanding amounts hereunder exceed the foregoing maximum amount due to any fluctuation of the exchange rate at any time, the Lending Bank shall be entitled to request the Customer to immediately pay the related excessive amount.

3.	Currency of financing: USD/RMB

4.	Financing Methods and Limit:

•	Discount Business: RMB equivalent no more than USD 1.5 Million
•	Pre-Balance Risks: No more than USD 500,000.00

In any event, the total amount of all outstanding financing under the foregoing financing methods shall not exceed the maximum financing amount.

5.	Maximum Term of Each Method:

•	Discount Business: 3 months
•	Pre-Balance Risks: 12 months

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6.	Loan Interest Rate/Commission Rate/Financing Interest Rate:

• In terms of any Discount Business: the interest rate shall be subject to the relevant ancillary documents.

7.	Purpose of Financing:

• In terms of the Discount Business, the loan is obtained for the purchase of raw materials.

• In terms of the Pre-Balance Risks, the Customer shall make all transactions for the purpose of hedge.

8.     Guaranty and Guarantors:
•	The Customer shall provide cash guaranty under the Pledge Agreement with the Lending Bank via the Guarantors.
•	Hong Kong Highpower Technology Company Limited shall provide guaranty by issuing a letter of guarantee.
•	Pan Dangyu shall provide guaranty by issuing a letter of guarantee.
•	Li Wenliang provide guaranty by issuing a letter of guarantee.
•	Ma Wenwei provide guaranty by issuing a letter of guarantee.

9.     Penalty Rate:

Subject to the provisions set forth in Article 12 of the General Terms and Conditions of the Financing Agreement, the penalty rate shall be:

RMB: The penalty rate shall be the minimum penalty rate allowed according to the relevant regulations by the People’s Bank of China for overdue loans, including both principal and interest.

USD: The penalty rate shall be decided by the Lending Bank in its own discretion.

10.    Loan Limit Setup Fee:

The Customer shall pay to the Lending Bank loan limit setup fees according to the amount, time and other requirements set forth in the Document of Loan Limit Setup Fees issued by the Lending Bank from time to time.

11.    Special Conditions on Pre-Balance Risks:

Where the Lending Bank determines at any time that the losses calculated per market value climb to a certain amount or percentage (as determined in the sole discretion by the Lending Bank according to its internal calculation method), the Lending Bank shall be entitled but not obligated to request in its sole discretion the Customer to provide additional deposit pledge; the Customer hereby agrees and undertakes to enter into the relevant pledge agreement with the Lending Bank and deposit the corresponding amount as the additional pledge ed within two (2) working, and complete the formalities as stipulated by national laws and regulations as well as required by the Lending Bank.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their formally authorized representatives respectively as of the date first written hereof. This agreement shall come into force upon execution by the formally authorized representatives of the Parties.

For and on behalf of the Lending Bank:	For and on behalf of the Customer

By:	[Illegible Signature]	(signature)	By:	[Illegible Signature]	(signature)

(Customer Corporate Seal) (Seal of Shenzhen Highpower Technology Co., Ltd.)

Witnessed/Verified By:
Print Name

Signature

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Letter of Guarantee

This letter of guarantee (hereinafter referred to as the “Letter”) is issued in Shanghai on October 11th, 2007 by Pan Dangyu (hereinafter referred to as the “Guarantor”), a citizen of the People’s Republic of China, with its address at Room 604, Apartment 2, Block 34, No. 463 Residential Compound, Shou Gou Ling Road, Tianhe District, Guangzhou, Guangdong Province, China; and ID No.: 430104196803184316. The beneficiary to the Letter is Citibank China Co., Ltd. including all its branches and sub branches (hereinafter referred to as the “Guarantee”).

This Letter is aimed to guarantee, (i) the financing agreement (hereinafter referred to as the “Financing Agreement”) dated October 11th, 2007 by and between Shenzhen Highpower Technology Co., Ltd. as the borrower (hereinafter referred to as the “Principal Debtor”) and the Guarantee as the loan bank, whereby the Guarantee shall provide the loan with total amount equivalent to USD 2 Million (hereinafter referred to as the “Financing”) to the Principal Debtor; and (ii) the main agreement on deriving deals (hereinafter referred to as the “Main Agreement”, which together with the Financing Agreement are referred to as “Such Agreements”) signed on October 11th, 2007 by the Principal Debtor as Party B and the Guarantee as Party A.

The terms and expressions used but not otherwise defined in this Letter shall have the same meaning as in the Financing Agreement or the Main Agreement to the extent the same terms and expression are defined therein.

Whereas the Guarantee and Principal Debtor have entered into Such Agreements, the Guarantor agrees as follows:

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1. Guaranty and Indemnity

The Guarantor unconditionally guarantees to pay any or all outstanding amounts (existing or subsequent amounts) due and payable or to be due and payable by the Principal Debtor under Such Agreements (including any modification or supplement made thereto from time to time as well as any deal confirmation or similar confirmation documents made on reliance of the Main Agreement), with or without other guaranty, that become due as a result of maturity or accelerated repayment or any other reasons. The debt shall include but not limited to principal, interest, charge, default interest, penalty, cost, expenditure, compensation, payment, expense, and any expense or other payment obligations arising from the enforcement by the Guarantee of the rights prescribed hereunder or strict performance of any terms or clauses hereof (all aforesaid obligations are herein referred to as the “Debt”). In the event the Principal Debtor fails to pay full amount of any Debt (at the prescribed due date or any other due date agreed as a result of accelerated repayment or any other reasons), the Guarantor shall, at the request of the Guarantee, pay said Debt to the Guarantee on behalf of the Principal Debtor without any delay, as if the Guarantor had become the Principal Debtor in place of the actual Principal Debtor. The Guarantor shall meanwhile pay any interest accrued on such overdue Debt from the due date of payment to the date when the Guarantor fully pays the required amounts under this Letter, at a rate equal to the annual interest rate applicable to such Debt payable by the Principal Debtor from time to time under the Financing Agreement. This Letter is a repayment guarantee instead of a guarantee for debt collection. The due and outstanding amounts of debt and expenses set forth on the vouchers produced by the Guarantee shall be final to the Guarantor. As an independent obligation, the Guarantor agrees that if any debt guaranteed by the Guarantor becomes unenforceable, invalid or illegal (whether such circumstance exists now or whether it has become known or may become known to any Party hereto in the future), the Guarantor shall, as a major obligation of the Guarantor and upon request by the Guarantee, immediately indemnify the Guarantee for any cost, loss or indebtedness incurred as a result of such circumstance. The amount of such cost, loss or indebtedness of the Guarantee shall be equal to the amounts otherwise repayable to the Guarantee.

2. Absolute Guarantee

This Letter is a continuous guarantee which shall become valid from the date of signature and remain in force till the date when the Guarantor informs the Guarantee of the cancellation of this Letter. The notice shall take force after the Guarantee receives the notice or on a later date specified in the notice. It is however provided that the said cancellation hereof shall not restrict or terminate any guaranty on related deals already agreed hereunder between the parties before cancellation.

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To the extent permitted by the applicable laws of the People’s Republic of China (hereinafter referred to as “China”; but for the purpose of this Letter, Hong Kong, Macao or Taiwan shall be excluded), the obligations of the Guarantor hereunder shall be unconditional, and the Guarantor shall waive its right of defense in respect of any of the following: (i) The unenforceability, invalidity or illegality of any Debt; (ii) Any modification, amendment or waiver of any clauses regarding the Debt or any consent regarding any deviation from the debt clauses, including changes to any extension or renewal of any period or terms, or in any payment method or place, made with or without notice to the Guarantor whatsoever; (iii) Any exchange, replacement, release of, or any unfulfilled security interest in, or any damage to any collaterals used to secure the Debt repayment hereunder; (iv) The Principal Debtor loses its capacity, power, authorization or its legal person status required for or incurs any change to its corporate existence, corporate structure or ownership, or it incurs any insolvency, bankruptcy, restructuring, or any other similar procedures that may affect the Principal Debtor or any of its assets or which may cause termination or elimination of any Debt; (v) Any right of claim, right of setoff or other rights that the Guarantor may have from time to time against the Principal Debtor, regardless of whether such rights are related to the transactions contemplated hereunder, to the extent that the provisions herein cannot prevent such claims from being made in any separate litigation or necessary counterclaim; (vi) Any laws, statutes or regulations in any jurisdiction affecting the Debt clauses or the rights of the Guarantee, including but not limited to: (A) The implementation of any such laws, statutes or regulations of the jurisdiction (including prior approval) will forbid the exchange of non-US currencies (as defined below) into US dollars or remittance of fund out of the jurisdiction, or make it impossible to obtain US dollars in the legal foreign exchange market in the jurisdiction according to common business practices; or (B) any orders are announced for closing down business operations of the banking sector in the jurisdiction or for suspension of payment, or the jurisdiction or the government imposes any orders for suspension of repayment on any due and outstanding amounts or requests for any rearrangement or restructuring, or requires prior approval for any repayment; or (C) the obligation of repayment set forth herein for any debt incurred in the said jurisdiction is directly or indirectly deprived by way of State or governmental confiscation, nationalization, or requisition; or (D) any war (declared or not), insurrection, revolution, enemy actions, civil turmoil or any event in the jurisdiction having similar impact as those described in the subsections (A), (B) or (C) above (all events described in (A) to (D) above shall be limited to those occurring or existing on or after the date of this Letter); and (vii) Any other circumstance (including but not limited to limitation of prosecution) or any representation (or the reliance on such representation) of the Guarantee which may constitute an objection or discharge of all or part of the obligations of the Principal Debtor or the Guarantor.

Without prejudice to the generality of the foregoing and if permitted by the PRC laws, in respect of any Debt, if the Debt is denoted in US dollars or in foreign currencies other than the currency of the jurisdiction where the Principal Debtor is primarily based, as it is stipulated in the relevant agreement giving rise to such Debt, the Guarantor warrants that it will strictly follow the terms of such agreement in making payments to the Guarantee, including provisions on amounts and types of currency of payment as stipulated thereunder, without regard to any applicable laws taking effect from time to time in the jurisdiction where the Principal Debtor is primarily based, or any orders, decrees or regulations issued by the said jurisdiction.

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The tenet of this Article 2 is to expressly set forth that the obligations of the Guarantor under this Letter are absolute and unconditional in any circumstances.

3. Waive of Rights

The Guarantor hereby waives (i) any requirement on the Guarantee regarding any instant, diligent notices of acceptance or non-acceptance or any other notices in connection with any Debt and this Letter; and (ii) any requirement on the Guarantee to exercise any right or take any action against the Principal Debtor, or to request any collateral security or credit support therefrom.

4. Re-effectiveness

This Letter shall be consecutively valid. Under certain circumstances, if at any time all or part of the debts of the Principal Debtor (whether it is debt of the Principal Debtor or any security on such debt or any amounts hereunder or otherwise) are paid or cancelled, or rearranged by way of repayment, guarantee or other disposals, but such repayment, cancellation or rearrangement are revoked or the Guarantee must refund the received amounts due to any insolvency, bankruptcy, liquidation, administration or restructuring of the Principal Debtor as if such repayment, cancellation or rearrangement has never been made before, then the effectiveness of this Letter shall be restored.

5. Right of Subrogation

The Guarantor shall not claim, enforce or exercise any right of subrogation that it may obtain under this Letter. The Guarantor shall may obtain such right of subrogation by paying in the currency of denomination as set forth hereunder or in other currencies determined by the Guarantee till it has irrevocably repaid all debts in full and terminated all agreements whereby the Guarantee undertakes to provide loans. In the event the Guarantor claims for the right of subrogation in violation of this Article, the Guarantor shall immediately return any payment received to the Guarantee.

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6. Non-Competition

The Guarantor shall have no right to act as debtee or claim any of such rights, or have any right of claim to the assets of Principal Debtor or compete with the Guarantee in case of bankruptcy or liquidation of the Principal Debtor. In the event the Guarantor claims for such rights in violation of this Article, the Guarantor shall keep any amounts received as a result thereof on behalf of the Guarantee and shall pay the amounts to the Guarantee immediately after it receives them.

7. Sub-Debtee

The Guarantor shall undertake to the Guarantee that he or she will not claim for or collect any repayment, early repayment or any other payment resulting from or in connection with the Principal Debtor’s performance of its obligations set forth hereunder until the completion of repayment of all debts, regardless whether the repayment is made in cash, or intangible assets or by setoff method. However, if the Guarantor is requested by the Guarantee or required by law to register or claim any rights against the Principal Debtor in respect of any sub-debt, it shall process such procedures in accordance with the instructions of the Guarantee, receive any payment on behalf of the Guarantee, and return such payment to the Guarantee immediately after it receives them. The Guarantor, as the Principal Debtor, hereby waives any right he or she may have to request the Guarantee to first claim any right of recourse against the Principal Debtor in respect of any debt according to the Financing Agreement and/or the Main Agreement.

8. Taxes

Any payment prescribed in this Letter shall not be deducted, including all current or future payments, but excluding the income tax and franchise taxes (all taxes, charges, deductions, fees or withholding tax and all related debts are referred to as the “Taxes”) imposed in accordance with the laws issued in the place of jurisdiction or local government where the corporation or loan bank of the Guarantee locates. In case the Guarantor deducts any of taxes from the payable amount according to any relevant laws, (i) the payable amount shall be increased accordingly so as to make sure the Guarantee can receive its receivables after the deduction aforesaid (including the deduction of extra payables applicable under this Article) as if no such deduction has been made; (ii) the Guarantor shall perform such deduction aforesaid, and (iii) pay for all deducted items to the taxation administration or any other government institutes according to relevant laws. In addition, the Guarantor shall also pay for any stamp tax, document tax, consumption tax, asset tax or other similar charges (referred to as “Other Taxes”) arising hereunder from signature, delivery or registration of this Letter or related to the debts aforesaid or upon the current or future payment prescribed under this Letter. The Guarantor shall immediately submit both original and certified copy of the receipt of payment to the Guarantee, and at the request indemnify the Guarantee for any taxes, charges or other debts (including penalty, interest and expenses) paid by the Guarantee within thirty days, regardless whether the Taxes or Other Taxes aforesaid are legal. Without prejudice to the effectiveness of the other agreements referred herein, the agreement and obligations of the Guarantor set forth in this Article shall remain effective after repayment of both principal and interest and the termination of this Letter.

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9. Place and Currency of Payment

In case the debts are payable in US dollars, the Guarantor shall pay to the place and the account designated by the Guarantee. In case the debts are payable in any foreign currency other than US dollars (referred to as “Non-US Currency”) and no agreement has been reached regarding the time and place of such payment, the Guarantor shall, at the selection of the Guarantee, (i) pay the debts in Non-US Currency and in the prescribed payable place, or (ii) pay US dollars to any account designated by the Guarantee in the prescribed place. In case the payment is made according to subsection (ii) above, the Guarantor shall pay equivalent US dollars with the debt amount to the Guarantee. Ordinary bank procedures shall be applied in the calculation of exchange rate. The Guarantee shall make sure the Guarantor is able to purchase equivalent US dollars in the place of payment on the payment date; provided, however, that the foregoing provision in this paragraph shall not be applicable to any payment in Non-US Currency due to application of any non-US laws, orders, decrees or regulations, in which case, for the purpose of this Letter, the debts shall still be deemed to be payable in US dollars and be paid to the Guarantee according to the first sentence of this Article 9. The Guarantor shall indemnify any additional expenses to the Guarantee for purchase of foreign exchanges according to this Article. For the purpose of this Article 9, any evidence shall be sufficient if it can demonstrate that the Guarantee will suffer losses if it converts or purchases foreign exchange.

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10. Right of Setoff

Should the laws of the People’s Republic of China allow, if the Guarantor fails to make payment when its obligations become due and payable, the Guarantee shall be authorized to set off any and all debts with any deposit (ordinary or special, fixed or current, temporary or formal whatsoever), stock, bond, commercial document or other assets held or controlled by the Guarantee from time to time, or with any amounts that the Guarantee owes to the Guarantor at any time or any indebtedness incurred by the Guarantee to the Guarantor’s credit or account at any time, regardless whether the Guarantee has made any other claim hereunder. The Guarantee shall inform the Guarantor of the setoff immediately after the same occurs, provided however that any failure to send such a notice shall not affect the effectiveness of such setoff or use if permitted by the laws of the People’s Republic of China. The right of the Guarantee stipulated herein is in addition to any other rights and remedy the Guarantee may have, including but not limited to other rights of setoff. To the extent permitted by the laws of the People’s Republic of China, the Guarantor agrees to waive any right of setoff he or she may have against the Guarantee, and not exercise any rights under its obligations set forth hereunder without restricting the effectiveness of the aforesaid waiver.

11. Representations and Warranties

The Guarantor represents and warrants that: (i) the Guarantor is legally qualified to sign, deliver and perform this Letter, and will not break any law or any contractual limitation with binding force over the Guarantor; (ii) the Guarantor signs, delivers and performs this Letter without any authorization, approval, notice or registration by any government institute, or supervision organization or any third party; (iii) the obligations prescribed here in this Letter, once signed and delivered by the Guarantor, shall become effective and have binding force on the Guarantor; (iv) the Guarantor has not taken any steps or legal procedures (if any) related with bankruptcy; and (v) the Guarantor has reached the minimum age requirement according to applicable laws, has good reason, and has entered into this Letter out of his/her own free will after he/she has sought independent professional advice (including legal advice) on all of his/her obligations hereunder this Letter and come to a thorough understanding of the nature of such obligations. The representations and warranties contained in this clause shall be deemed to be repeatedly made by the Guarantor each day in any period when the debts remain unpaid or not discharged, as the case may be.

12. Undertakings

The Guarantor hereby undertakes to the Guarantee that unless it is otherwise agreed by the Guarantee, so long as any debt remains unpaid, the Guarantor shall (i) comply with all applicable laws, statutes, and requirements and orders of any government authorities having jurisdiction; (ii) pay for all taxes, evaluation expenses, administrative charges or collection based on the incomes, revenues or assets of the Guarantor before any penalty is charged in order not to cause any lien, mortgage or any burden of rights to any of the assets aforesaid; (iii) sign any other document or bills, including any negotiable bill and take any action reasonably requested by the Guarantee for the purpose of implementation of this Letter; (iv) the Guarantor, without any prior consent of the Guarantee in written form, shall not (A) undertake, guarantee or endorse any other obligation, or be directly or indirectly responsible for any obligations of any individual, enterprise or company other than the obligations of the Guarantor prescribed herein; or (B) sell, lease or dispose or transfer any material part of his or her assets.

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13. Consecutive Guaranty

This Letter constitutes a consecutive guaranty and is applicable to any current or future debts regardless of the time of such debts. This Letter is irrevocable and remains fully effective throughout the period of validity until all payable amounts prescribed herein are irrevocably paid and all agreements related to such debts are terminated. This Letter is an extra guaranty on and over any other guaranty the Guarantee may have now or in the future regarding any debt, and will not affect nor be affected by such other guaranty. To the extent permitted by the laws of the People’s Republic of China, and in order to maximize the amount of recovery of debts from the Principal Debtor in any actual or potential bankruptcy or dissolution (other than the fact that the Principal Debtor makes repayment to the Guarantee), the Guarantee may put such recovered amounts into a temporary account with accrual of interest. The amounts shall be kept in such account (interest-bearing temporary account) until the Guarantee is satisfied with the following: The Guarantee has no more obligation to make any payment in respect of the Debt and the Guarantee has irrevocably collected all amounts payable to the Guarantee under the Debt.

14. Amendment

No amendment or abandon of any clause of this Letter and no consent given by the Guarantor to any deviation from the terms of with this Letter shall be deemed valid unless they are made in writing and signed by the Guarantee. Subject to the Guarantees’ signature, such abandonment or consent shall be valid for special purposes under special circumstances.

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15. Address

All notices and other communications prescribed herein shall be in writing (including telefax), and sent by mail, telefax or express mail. Any notice to the Guarantor shall be to the attention of Pan Dangyu at the address: Luoshan Industrial Park, Pinghu Town, Longgang District, Shenzhen City, 51811l, and any notice to the Guarantee shall be to the attention of Johnson Liu, Citibank China Co., Ltd., at the address: F35, Citigroup Tower, No.33, Huayuanshiqiao Road, Pudong District, Shanghai, China, 200120, and CC (carbon copy) to Johnson Liu, Block A, F9, CITIC Tower, No.1093, Middle Shennan Road, Futian District, Shenzhen City, 51803l; or sent to any other address specified in any written notice from one party to the other. All notices or other documents sent by mail shall become effective immediately after they are put into the mailbox, and notices sent by telefax shall become effective once sent out.

16. Credit Award Authorization

The Guarantor shall, without reliance on the Guarantee, independently analyze the credit status and make his or her own decision to sign this Letter based on any proper documents and information. The Guarantor shall have sufficient methods to successively obtain basic information regarding the business, operations and financial status of the Principal Debtor, and has not and will not depend on any such information provided by the Guarantee. The Guarantor acknowledges and understands that he or she can materially benefit, directly or indirectly from the credit award prescribed herein, and he or she fully agrees and understands the terms and conditions of this Letter and the legal meaning of such terms and conditions hereof.

17. Transfer of Rights

To the extent permitted by the PRC laws, this Letter shall have binding force over the Guarantor and any of its successors or assigns. The Guarantor shall not transfer his or her rights or obligations without prior consent of the Guarantee. The Guarantee may at any time transfer any of its rights or obligations (if any) prescribed herein to any other entity or individual after sending notice to the Guarantor. The Guarantor agrees such notice of right transfer can be made in any written form determined by the Guarantee at its sole discretion, and such transfer by the Guarantee requires no prior approval and consent of the Guarantor. The Guarantor further agrees that it is bound and will continue to be bound by this Letter regardless of such transfer of rights by the Guarantee.

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18. Accumulative Rights

The rights and remedies the Guarantee is entitled to hereunder shall be in addition to and not exclusive of any other rights and remedies that the Guarantee may enjoy under any laws, other agreements or documents. Any delay on the part of the Guarantee to perform any of its rights shall not be deemed a waiver of such rights.

19. Joint and Several Liability

The Guarantor shall bear joint and several liability with any other guarantor (if any) for the debts aforesaid according to the laws of the People’s Republic of China. The Guarantor acknowledges and agrees that any of his or her obligations under this Letter shall not be relieved, or damaged or affected in any manner whatsoever in case the obligations of other guarantor are cancelled or terminated, and/or such obligations become invalid, illegal or not unenforceable.

20. Disclosure of Information

The Guarantor hereby irrevocably and unconditionally agrees that the Guarantee may disclose any information held by the Guarantee regarding debt, deposit, transfer or any other deal information or similar information of the Guarantor: (i) to any professional consultation institutes or their employees, or any other party providing services to the Guarantee, and/or (ii) to the headquarters, branches, or affiliates of the Guarantee, and/or (iii) to the regulatory bodies, judicial bodies or other government agencies of China or USA, including any state, provincial and municipal governments, or the government authorities at the place of other guarantors, headquarters of the Guarantee or its other branches or affiliates, and/or (iv) to any participants, or assignees or transferees of any rights (including any potential any participants, or assignees or transferees under any loans related to such debts); and/or (v) to any potential purchasers of the assets and liabilities of the Guarantee, and candidates for merging with the Guarantee, or any inheritors or any other person having similar legal status.

21. Personal Information

The Guarantor hereby agrees to the collection, processing and use by the Guarantee of any personal information regarding to and provided by the Guarantor; and the information aforesaid may also be obtained by the Guarantee (i) for the purpose of processing any deal between the Guarantee and the Guarantor, or (ii) for the purpose of soliciting business from the Guarantor or for any third party to solicit business from the Guarantor; and/or (iii) for other purpose allowed by other laws and regulations.

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22. Severability

In the event any of the clauses prescribed in this Letter is or becomes illegal, invalid or unenforceable in any jurisdiction, it shall not affect (i) the effectiveness or enforceability of other clauses of this Letter in such jurisdiction; or (ii) the effectiveness or enforceability of the clause aforesaid or any other clauses of this Letter in other jurisdictions.

23. Judgment

If, for the purpose of obtaining any court judgment, any amount falling due hereunder must be converted from US Dollars into Non-US Currencies, the Guarantor agrees to apply ordinary bank procedures for purpose of determining the exchange rate and the Guarantee shall be able to purchase US Dollars with such Non-US Currency one working day before the final judgment is issued. Notwithstanding the final judgment in Non-US Currency, the obligations of the Guarantor falling due hereunder shall be relieved on the date of payment only to the extent of any amount in Non-US Currency declared due and payable by the Guarantor to the Guarantee as specified in the judgment. The Guarantee may purchase US Dollars with such Non-US Currency as per ordinary bank procedures. In the event the purchased US Dollars fall short of the US Dollar amount previously due and owing to the Guarantee, the Guarantor agrees, as a separate obligation, to indemnify any loss to the Guarantee arising in connection therewith, regardless of the result of the court judgment. In the event the purchased US Dollars exceed the US Dollar amount previously due and owing to the Guarantee, the Guarantee agrees to remit the excessive portion to the Guarantor.

24. Governing Laws

This Letter shall be subject to, governed by and interpreted in accordance with the laws of the People’s Republic of China. The Guarantor shall irrevocably submit to the non-exclusive jurisdiction of the local court in the place of the Guarantee.

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Pan Dangyu

/s/ Pan Dangyu	(Signature)

ID No.:

Witnessed/Verified By:	Johnson Liu, Manager
Print Name

/s/ [illegible signature]
Signature

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Letter of Guarantee

This letter of guarantee (hereinafter referred to as the “Letter”) is issued in Shanghai on October 11th, 2007 by Ma Wenwei (hereinafter referred to as the “Guarantor”), a citizen of the People’s Republic of China, with its address at Room 602, No. 68, North Ji Li Xia Road, Haizhu District, Guangzhou, Guangdong Province, China; and ID No.: 44010619700240338. The beneficiary to the Letter is Citibank China Co., Ltd. including all its branches and sub branches (hereinafter referred to as the “Guarantee”).

This Letter is aimed to guarantee, (i) the financing agreement (hereinafter referred to as the “Financing Agreement”) dated October 11th, 2007 by and between Shenzhen Highpower Technology Co., Ltd. as the borrower (hereinafter referred to as the “Principal Debtor”) and the Guarantee as the loan bank, whereby the Guarantee shall provide the loan with total amount equivalent to USD 2 Million (hereinafter referred to as the “Financing”) to the Principal Debtor; and (ii) the main agreement on deriving deals (hereinafter referred to as the “Main Agreement”, which together with the Financing Agreement are referred to as “Such Agreements”) signed on October 11th, 2007 by the Principal Debtor as Party B and the Guarantee as Party A.

The terms and expressions used but not otherwise defined in this Letter shall have the same meaning as in the Financing Agreement or the Main Agreement to the extent the same terms and expression are defined therein.

Whereas the Guarantee and Principal Debtor have entered into Such Agreements, the Guarantor agrees as follows:

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7. Guaranty and Indemnity

The Guarantor unconditionally guarantees to pay any or all outstanding amounts (existing or subsequent amounts) due and payable or to be due and payable by the Principal Debtor under Such Agreements (including any modification or supplement made thereto from time to time as well as any deal confirmation or similar confirmation documents made on reliance of the Main Agreement), with or without other guaranty, that become due as a result of maturity or accelerated repayment or any other reasons. The debt shall include but not limited to principal, interest, charge, default interest, penalty, cost, expenditure, compensation, payment, expense, and any expense or other payment obligations arising from the enforcement by the Guarantee of the rights prescribed hereunder or strict performance of any terms or clauses hereof (all aforesaid obligations are herein referred to as the “Debt”). In the event the Principal Debtor fails to pay full amount of any Debt (at the prescribed due date or any other due date agreed as a result of accelerated repayment or any other reasons), the Guarantor shall, at the request of the Guarantee, pay said Debt to the Guarantee on behalf of the Principal Debtor without any delay, as if the Guarantor had become the Principal Debtor in place of the actual Principal Debtor. The Guarantor shall meanwhile pay any interest accrued on such overdue Debt from the due date of payment to the date when the Guarantor fully pays the required amounts under this Letter, at a rate equal to the annual interest rate applicable to such Debt payable by the Principal Debtor from time to time under the Financing Agreement. This Letter is a repayment guarantee instead of a guarantee for debt collection. The due and outstanding amounts of debt and expenses set forth on the vouchers produced by the Guarantee shall be final to the Guarantor. As an independent obligation, the Guarantor agrees that if any debt guaranteed by the Guarantor becomes unenforceable, invalid or illegal (whether such circumstance exists now or whether it has become known or may become known to any Party hereto in the future), the Guarantor shall, as a major obligation of the Guarantor and upon request by the Guarantee, immediately indemnify the Guarantee for any cost, loss or indebtedness incurred as a result of such circumstance. The amount of such cost, loss or indebtedness of the Guarantee shall be equal to the amounts otherwise repayable to the Guarantee.

8. Absolute Guarantee

This Letter is a continuous guarantee which shall become valid from the date of signature and remain in force till the date when the Guarantor informs the Guarantee of the cancellation of this Letter. The notice shall take force after the Guarantee receives the notice or on a later date specified in the notice. It is however provided that the said cancellation hereof shall not restrict or terminate any guaranty on related deals already agreed hereunder between the parties before cancellation.

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To the extent permitted by the applicable laws of the People’s Republic of China (hereinafter referred to as “China”; but for the purpose of this Letter, Hong Kong, Macao or Taiwan shall be excluded), the obligations of the Guarantor hereunder shall be unconditional, and the Guarantor shall waive its right of defense in respect of any of the following: (i) The unenforceability, invalidity or illegality of any Debt; (ii) Any modification, amendment or waiver of any clauses regarding the Debt or any consent regarding any deviation from the debt clauses, including changes to any extension or renewal of any period or terms, or in any payment method or place, made with or without notice to the Guarantor whatsoever; (iii) Any exchange, replacement, release of, or any unfulfilled security interest in, or any damage to any collaterals used to secure the Debt repayment hereunder; (iv) The Principal Debtor loses its capacity, power, authorization or its legal person status required for or incurs any change to its corporate existence, corporate structure or ownership, or it incurs any insolvency, bankruptcy, restructuring, or any other similar procedures that may affect the Principal Debtor or any of its assets or which may cause termination or elimination of any Debt; (v) Any right of claim, right of setoff or other rights that the Guarantor may have from time to time against the Principal Debtor, regardless of whether such rights are related to the transactions contemplated hereunder, to the extent that the provisions herein cannot prevent such claims from being made in any separate litigation or necessary counterclaim; (vi) Any laws, statutes or regulations in any jurisdiction affecting the Debt clauses or the rights of the Guarantee, including but not limited to: (A) The implementation of any such laws, statutes or regulations of the jurisdiction (including prior approval) will forbid the exchange of non-US currencies (as defined below) into US dollars or remittance of fund out of the jurisdiction, or make it impossible to obtain US dollars in the legal foreign exchange market in the jurisdiction according to common business practices; or (B) any orders are announced for closing down business operations of the banking sector in the jurisdiction or for suspension of payment, or the jurisdiction or the government imposes any orders for suspension of repayment on any due and outstanding amounts or requests for any rearrangement or restructuring, or requires prior approval for any repayment; or (C) the obligation of repayment set forth herein for any debt incurred in the said jurisdiction is directly or indirectly deprived by way of State or governmental confiscation, nationalization, or requisition; or (D) any war (declared or not), insurrection, revolution, enemy actions, civil turmoil or any event in the jurisdiction having similar impact as those described in the subsections (A), (B) or (C) above (all events described in (A) to (D) above shall be limited to those occurring or existing on or after the date of this Letter); and (vii) Any other circumstance (including but not limited to limitation of prosecution) or any representation (or the reliance on such representation) of the Guarantee which may constitute an objection or discharge of all or part of the obligations of the Principal Debtor or the Guarantor.

Without prejudice to the generality of the foregoing and if permitted by the PRC laws, in respect of any Debt, if the Debt is denoted in US dollars or in foreign currencies other than the currency of the jurisdiction where the Principal Debtor is primarily based, as it is stipulated in the relevant agreement giving rise to such Debt, the Guarantor warrants that it will strictly follow the terms of such agreement in making payments to the Guarantee, including provisions on amounts and types of currency of payment as stipulated thereunder, without regard to any applicable laws taking effect from time to time in the jurisdiction where the Principal Debtor is primarily based, or any orders, decrees or regulations issued by the said jurisdiction.

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The tenet of this Article 2 is to expressly set forth that the obligations of the Guarantor under this Letter are absolute and unconditional in any circumstances.

9. Waive of Rights

The Guarantor hereby waives (i) any requirement on the Guarantee regarding any instant, diligent notices of acceptance or non-acceptance or any other notices in connection with any Debt and this Letter; and (ii) any requirement on the Guarantee to exercise any right or take any action against the Principal Debtor, or to request any collateral security or credit support therefrom.

10. Re-effectiveness

This Letter shall be consecutively valid. Under certain circumstances, if at any time all or part of the debts of the Principal Debtor (whether it is debt of the Principal Debtor or any security on such debt or any amounts hereunder or otherwise) are paid or cancelled, or rearranged by way of repayment, guarantee or other disposals, but such repayment, cancellation or rearrangement are revoked or the Guarantee must refund the received amounts due to any insolvency, bankruptcy, liquidation, administration or restructuring of the Principal Debtor as if such repayment, cancellation or rearrangement has never been made before, then the effectiveness of this Letter shall be restored.

11. Right of Subrogation

The Guarantor shall not claim, enforce or exercise any right of subrogation that it may obtain under this Letter. The Guarantor shall may obtain such right of subrogation by paying in the currency of denomination as set forth hereunder or in other currencies determined by the Guarantee till it has irrevocably repaid all debts in full and terminated all agreements whereby the Guarantee undertakes to provide loans. In the event the Guarantor claims for the right of subrogation in violation of this Article, the Guarantor shall immediately return any payment received to the Guarantee.

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12. Non-Competition

The Guarantor shall have no right to act as debtee or claim any of such rights, or have any right of claim to the assets of Principal Debtor or compete with the Guarantee in case of bankruptcy or liquidation of the Principal Debtor. In the event the Guarantor claims for such rights in violation of this Article, the Guarantor shall keep any amounts received as a result thereof on behalf of the Guarantee and shall pay the amounts to the Guarantee immediately after it receives them.

10. Sub-Debtee

The Guarantor shall undertake to the Guarantee that he or she will not claim for or collect any repayment, early repayment or any other payment resulting from or in connection with the Principal Debtor’s performance of its obligations set forth hereunder until the completion of repayment of all debts, regardless whether the repayment is made in cash, or intangible assets or by setoff method. However, if the Guarantor is requested by the Guarantee or required by law to register or claim any rights against the Principal Debtor in respect of any sub-debt, it shall process such procedures in accordance with the instructions of the Guarantee, receive any payment on behalf of the Guarantee, and return such payment to the Guarantee immediately after it receives them. The Guarantor, as the Principal Debtor, hereby waives any right he or she may have to request the Guarantee to first claim any right of recourse against the Principal Debtor in respect of any debt according to the Financing Agreement and/or the Main Agreement.

11. Taxes

Any payment prescribed in this Letter shall not be deducted, including all current or future payments, but excluding the income tax and franchise taxes (all taxes, charges, deductions, fees or withholding tax and all related debts are referred to as the “Taxes”) imposed in accordance with the laws issued in the place of jurisdiction or local government where the corporation or loan bank of the Guarantee locates. In case the Guarantor deducts any of taxes from the payable amount according to any relevant laws, (i) the payable amount shall be increased accordingly so as to make sure the Guarantee can receive its receivables after the deduction aforesaid (including the deduction of extra payables applicable under this Article) as if no such deduction has been made; (ii) the Guarantor shall perform such deduction aforesaid, and (iii) pay for all deducted items to the taxation administration or any other government institutes according to relevant laws. In addition, the Guarantor shall also pay for any stamp tax, document tax, consumption tax, asset tax or other similar charges (referred to as “Other Taxes”) arising hereunder from signature, delivery or registration of this Letter or related to the debts aforesaid or upon the current or future payment prescribed under this Letter. The Guarantor shall immediately submit both original and certified copy of the receipt of payment to the Guarantee, and at the request indemnify the Guarantee for any taxes, charges or other debts (including penalty, interest and expenses) paid by the Guarantee within thirty days, regardless whether the Taxes or Other Taxes aforesaid are legal. Without prejudice to the effectiveness of the other agreements referred herein, the agreement and obligations of the Guarantor set forth in this Article shall remain effective after repayment of both principal and interest and the termination of this Letter.

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12. Place and Currency of Payment

In case the debts are payable in US dollars, the Guarantor shall pay to the place and the account designated by the Guarantee. In case the debts are payable in any foreign currency other than US dollars (referred to as “Non-US Currency”) and no agreement has been reached regarding the time and place of such payment, the Guarantor shall, at the selection of the Guarantee, (i) pay the debts in Non-US Currency and in the prescribed payable place, or (ii) pay US dollars to any account designated by the Guarantee in the prescribed place. In case the payment is made according to subsection (ii) above, the Guarantor shall pay equivalent US dollars with the debt amount to the Guarantee. Ordinary bank procedures shall be applied in the calculation of exchange rate. The Guarantee shall make sure the Guarantor is able to purchase equivalent US dollars in the place of payment on the payment date; provided, however, that the foregoing provision in this paragraph shall not be applicable to any payment in Non-US Currency due to application of any non-US laws, orders, decrees or regulations, in which case, for the purpose of this Letter, the debts shall still be deemed to be payable in US dollars and be paid to the Guarantee according to the first sentence of this Article 9. The Guarantor shall indemnify any additional expenses to the Guarantee for purchase of foreign exchanges according to this Article. For the purpose of this Article 9, any evidence shall be sufficient if it can demonstrate that the Guarantee will suffer losses if it converts or purchases foreign exchange.

10. Right of Setoff

Should the laws of the People’s Republic of China allow, if the Guarantor fails to make payment when its obligations become due and payable, the Guarantee shall be authorized to set off any and all debts with any deposit (ordinary or special, fixed or current, temporary or formal whatsoever), stock, bond, commercial document or other assets held or controlled by the Guarantee from time to time, or with any amounts that the Guarantee owes to the Guarantor at any time or any indebtedness incurred by the Guarantee to the Guarantor’s credit or account at any time, regardless whether the Guarantee has made any other claim hereunder. The Guarantee shall inform the Guarantor of the setoff immediately after the same occurs, provided however that any failure to send such a notice shall not affect the effectiveness of such setoff or use if permitted by the laws of the People’s Republic of China. The right of the Guarantee stipulated herein is in addition to any other rights and remedy the Guarantee may have, including but not limited to other rights of setoff. To the extent permitted by the laws of the People’s Republic of China, the Guarantor agrees to waive any right of setoff he or she may have against the Guarantee, and not exercise any rights under its obligations set forth hereunder without restricting the effectiveness of the aforesaid waiver.

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11. Representations and Warranties

The Guarantor represents and warrants that: (i) the Guarantor is legally qualified to sign, deliver and perform this Letter, and will not break any law or any contractual limitation with binding force over the Guarantor; (ii) the Guarantor signs, delivers and performs this Letter without any authorization, approval, notice or registration by any government institute, or supervision organization or any third party; (iii) the obligations prescribed here in this Letter, once signed and delivered by the Guarantor, shall become effective and have binding force on the Guarantor; (iv) the Guarantor has not taken any steps or legal procedures (if any) related with bankruptcy; and (v) the Guarantor has reached the minimum age requirement according to applicable laws, has good reason, and has entered into this Letter out of his/her own free will after he/she has sought independent professional advice (including legal advice) on all of his/her obligations hereunder this Letter and come to a thorough understanding of the nature of such obligations. The representations and warranties contained in this clause shall be deemed to be repeatedly made by the Guarantor each day in any period when the debts remain unpaid or not discharged, as the case may be.

25. Undertakings

The Guarantor hereby undertakes to the Guarantee that unless it is otherwise agreed by the Guarantee, so long as any debt remains unpaid, the Guarantor shall (i) comply with all applicable laws, statutes, and requirements and orders of any government authorities having jurisdiction; (ii) pay for all taxes, evaluation expenses, administrative charges or collection based on the incomes, revenues or assets of the Guarantor before any penalty is charged in order not to cause any lien, mortgage or any burden of rights to any of the assets aforesaid; (iii) sign any other document or bills, including any negotiable bill and take any action reasonably requested by the Guarantee for the purpose of implementation of this Letter; (iv) the Guarantor, without any prior consent of the Guarantee in written form, shall not (A) undertake, guarantee or endorse any other obligation, or be directly or indirectly responsible for any obligations of any individual, enterprise or company other than the obligations of the Guarantor prescribed herein; or (B) sell, lease or dispose or transfer any material part of his or her assets.

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26. Consecutive Guaranty

This Letter constitutes a consecutive guaranty and is applicable to any current or future debts regardless of the time of such debts. This Letter is irrevocable and remains fully effective throughout the period of validity until all payable amounts prescribed herein are irrevocably paid and all agreements related to such debts are terminated. This Letter is an extra guaranty on and over any other guaranty the Guarantee may have now or in the future regarding any debt, and will not affect nor be affected by such other guaranty. To the extent permitted by the laws of the People’s Republic of China, and in order to maximize the amount of recovery of debts from the Principal Debtor in any actual or potential bankruptcy or dissolution (other than the fact that the Principal Debtor makes repayment to the Guarantee), the Guarantee may put such recovered amounts into a temporary account with accrual of interest. The amounts shall be kept in such account (interest-bearing temporary account) until the Guarantee is satisfied with the following: The Guarantee has no more obligation to make any payment in respect of the Debt and the Guarantee has irrevocably collected all amounts payable to the Guarantee under the Debt.

27. Amendment

No amendment or abandon of any clause of this Letter and no consent given by the Guarantor to any deviation from the terms of with this Letter shall be deemed valid unless they are made in writing and signed by the Guarantee. Subject to the Guarantees’ signature, such abandonment or consent shall be valid for special purposes under special circumstances.

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28. Address

All notices and other communications prescribed herein shall be in writing (including telefax), and sent by mail, telefax or express mail. Any notice to the Guarantor shall be to the attention of Ma Wenwei at the address: Luoshan Industrial Park, Pinghu Town, Longgang District, Shenzhen City, 51811l, and any notice to the Guarantee shall be to the attention of Johnson Liu, Citibank China Co., Ltd., at the address: F35, Citigroup Tower, No.33, Huayuanshiqiao Road, Pudong District, Shanghai, China, 200120, and CC (carbon copy) to Johnson Liu, Block A, F9, CITIC Tower, No.1093, Middle Shennan Road, Futian District, Shenzhen City, 51803l; or sent to any other address specified in any written notice from one party to the other. All notices or other documents sent by mail shall become effective immediately after they are put into the mailbox, and notices sent by telefax shall become effective once sent out.

29. Credit Award Authorization

The Guarantor shall, without reliance on the Guarantee, independently analyze the credit status and make his or her own decision to sign this Letter based on any proper documents and information. The Guarantor shall have sufficient methods to successively obtain basic information regarding the business, operations and financial status of the Principal Debtor, and has not and will not depend on any such information provided by the Guarantee. The Guarantor acknowledges and understands that he or she can materially benefit, directly or indirectly from the credit award prescribed herein, and he or she fully agrees and understands the terms and conditions of this Letter and the legal meaning of such terms and conditions hereof.

30. Transfer of Rights

To the extent permitted by the PRC laws, this Letter shall have binding force over the Guarantor and any of its successors or assigns. The Guarantor shall not transfer his or her rights or obligations without prior consent of the Guarantee. The Guarantee may at any time transfer any of its rights or obligations (if any) prescribed herein to any other entity or individual after sending notice to the Guarantor. The Guarantor agrees such notice of right transfer can be made in any written form determined by the Guarantee at its sole discretion, and such transfer by the Guarantee requires no prior approval and consent of the Guarantor. The Guarantor further agrees that it is bound and will continue to be bound by this Letter regardless of such transfer of rights by the Guarantee.

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31. Accumulative Rights

The rights and remedies the Guarantee is entitled to hereunder shall be in addition to and not exclusive of any other rights and remedies that the Guarantee may enjoy under any laws, other agreements or documents. Any delay on the part of the Guarantee to perform any of its rights shall not be deemed a waiver of such rights.

32. Joint and Several Liability

The Guarantor shall bear joint and several liability with any other guarantor (if any) for the debts aforesaid according to the laws of the People’s Republic of China. The Guarantor acknowledges and agrees that any of his or her obligations under this Letter shall not be relieved, or damaged or affected in any manner whatsoever in case the obligations of other guarantor are cancelled or terminated, and/or such obligations become invalid, illegal or not unenforceable.

33. Disclosure of Information

The Guarantor hereby irrevocably and unconditionally agrees that the Guarantee may disclose any information held by the Guarantee regarding debt, deposit, transfer or any other deal information or similar information of the Guarantor: (i) to any professional consultation institutes or their employees, or any other party providing services to the Guarantee, and/or (ii) to the headquarters, branches, or affiliates of the Guarantee, and/or (iii) to the regulatory bodies, judicial bodies or other government agencies of China or USA, including any state, provincial and municipal governments, or the government authorities at the place of other guarantors, headquarters of the Guarantee or its other branches or affiliates, and/or (iv) to any participants, or assignees or transferees of any rights (including any potential any participants, or assignees or transferees under any loans related to such debts); and/or (v) to any potential purchasers of the assets and liabilities of the Guarantee, and candidates for merging with the Guarantee, or any inheritors or any other person having similar legal status.

34. Personal Information

The Guarantor hereby agrees to the collection, processing and use by the Guarantee of any personal information regarding to and provided by the Guarantor; and the information aforesaid may also be obtained by the Guarantee (i) for the purpose of processing any deal between the Guarantee and the Guarantor, or (ii) for the purpose of soliciting business from the Guarantor or for any third party to solicit business from the Guarantor; and/or (iii) for other purpose allowed by other laws and regulations.

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35. Severability

In the event any of the clauses prescribed in this Letter is or becomes illegal, invalid or unenforceable in any jurisdiction, it shall not affect (i) the effectiveness or enforceability of other clauses of this Letter in such jurisdiction; or (ii) the effectiveness or enforceability of the clause aforesaid or any other clauses of this Letter in other jurisdictions.

36. Judgment

If, for the purpose of obtaining any court judgment, any amount falling due hereunder must be converted from US Dollars into Non-US Currencies, the Guarantor agrees to apply ordinary bank procedures for purpose of determining the exchange rate and the Guarantee shall be able to purchase US Dollars with such Non-US Currency one working day before the final judgment is issued. Notwithstanding the final judgment in Non-US Currency, the obligations of the Guarantor falling due hereunder shall be relieved on the date of payment only to the extent of any amount in Non-US Currency declared due and payable by the Guarantor to the Guarantee as specified in the judgment. The Guarantee may purchase US Dollars with such Non-US Currency as per ordinary bank procedures. In the event the purchased US Dollars fall short of the US Dollar amount previously due and owing to the Guarantee, the Guarantor agrees, as a separate obligation, to indemnify any loss to the Guarantee arising in connection therewith, regardless of the result of the court judgment. In the event the purchased US Dollars exceed the US Dollar amount previously due and owing to the Guarantee, the Guarantee agrees to remit the excessive portion to the Guarantor.

37. Governing Laws

This Letter shall be subject to, governed by and interpreted in accordance with the laws of the People’s Republic of China. The Guarantor shall irrevocably submit to the non-exclusive jurisdiction of the local court in the place of the Guarantee.

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Ma Wenwei

/s/ Ma Wenwei	(Signature)

ID No.:

Witnessed/Verified By:	Johnson Liu, Manager
Print Name

/s/ [illegible signature]
Signature

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Letter of Guarantee

This letter of guarantee (hereinafter referred to as the “Letter”) is issued in Shanghai on October 11th, 2007 by Li Wenliang (hereinafter referred to as the “Guarantor”), a citizen of the People’s Republic of China, with its address at Room 502, Block 7, No.2108, South Mingzhu Road, Qianshan Town, Xiangzhou District, Zhuhai City, Guangdong Province, China; and ID No.: 230103196507173213. The beneficiary to the Letter is Citibank China Co., Ltd. including all its branches and sub branches (hereinafter referred to as the “Guarantee”).

This Letter is aimed to guarantee, (i) the financing agreement (hereinafter referred to as the “Financing Agreement”) dated October 11th, 2007 by and between Shenzhen Highpower Technology Co., Ltd. as the borrower (hereinafter referred to as the “Principal Debtor”) and the Guarantee as the loan bank, whereby the Guarantee shall provide the loan with total amount equivalent to USD 2 Million (hereinafter referred to as the “Financing”) to the Principal Debtor; and (ii) the main agreement on deriving deals (hereinafter referred to as the “Main Agreement”, which together with the Financing Agreement are referred to as “Such Agreements”) signed on October 11th, 2007 by the Principal Debtor as Party B and the Guarantee as Party A.

The terms and expressions used but not otherwise defined in this Letter shall have the same meaning as in the Financing Agreement or the Main Agreement to the extent the same terms and expression are defined therein.

Whereas the Guarantee and Principal Debtor have entered into Such Agreements, the Guarantor agrees as follows:

13. Guaranty and Indemnity

The Guarantor unconditionally guarantees to pay any or all outstanding amounts (existing or subsequent amounts) due and payable or to be due and payable by the Principal Debtor under Such Agreements (including any modification or supplement made thereto from time to time as well as any deal confirmation or similar confirmation documents made on reliance of the Main Agreement), with or without other guaranty, that become due as a result of maturity or accelerated repayment or any other reasons. The debt shall include but not limited to principal, interest, charge, default interest, penalty, cost, expenditure, compensation, payment, expense, and any expense or other payment obligations arising from the enforcement by the Guarantee of the rights prescribed hereunder or strict performance of any terms or clauses hereof (all aforesaid obligations are herein referred to as the “Debt”). In the event the Principal Debtor fails to pay full amount of any Debt (at the prescribed due date or any other due date agreed as a result of accelerated repayment or any other reasons), the Guarantor shall, at the request of the Guarantee, pay said Debt to the Guarantee on behalf of the Principal Debtor without any delay, as if the Guarantor had become the Principal Debtor in place of the actual Principal Debtor. The Guarantor shall meanwhile pay any interest accrued on such overdue Debt from the due date of payment to the date when the Guarantor fully pays the required amounts under this Letter, at a rate equal to the annual interest rate applicable to such Debt payable by the Principal Debtor from time to time under the Financing Agreement. This Letter is a repayment guarantee instead of a guarantee for debt collection. The due and outstanding amounts of debt and expenses set forth on the vouchers produced by the Guarantee shall be final to the Guarantor. As an independent obligation, the Guarantor agrees that if any debt guaranteed by the Guarantor becomes unenforceable, invalid or illegal (whether such circumstance exists now or whether it has become known or may become known to any Party hereto in the future), the Guarantor shall, as a major obligation of the Guarantor and upon request by the Guarantee, immediately indemnify the Guarantee for any cost, loss or indebtedness incurred as a result of such circumstance. The amount of such cost, loss or indebtedness of the Guarantee shall be equal to the amounts otherwise repayable to the Guarantee.

14. Absolute Guarantee

This Letter is a continuous guarantee which shall become valid from the date of signature and remain in force till the date when the Guarantor informs the Guarantee of the cancellation of this Letter. The notice shall take force after the Guarantee receives the notice or on a later date specified in the notice. It is however provided that the said cancellation hereof shall not restrict or terminate any guaranty on related deals already agreed hereunder between the parties before cancellation.

To the extent permitted by the applicable laws of the People’s Republic of China (hereinafter referred to as “China”; but for the purpose of this Letter, Hong Kong, Macao or Taiwan shall be excluded), the obligations of the Guarantor hereunder shall be unconditional, and the Guarantor shall waive its right of defense in respect of any of the following: (i) The unenforceability, invalidity or illegality of any Debt; (ii) Any modification, amendment or waiver of any clauses regarding the Debt or any consent regarding any deviation from the debt clauses, including changes to any extension or renewal of any period or terms, or in any payment method or place, made with or without notice to the Guarantor whatsoever; (iii) Any exchange, replacement, release of, or any unfulfilled security interest in, or any damage to any collaterals used to secure the Debt repayment hereunder; (iv) The Principal Debtor loses its capacity, power, authorization or its legal person status required for or incurs any change to its corporate existence, corporate structure or ownership, or it incurs any insolvency, bankruptcy, restructuring, or any other similar procedures that may affect the Principal Debtor or any of its assets or which may cause termination or elimination of any Debt; (v) Any right of claim, right of setoff or other rights that the Guarantor may have from time to time against the Principal Debtor, regardless of whether such rights are related to the transactions contemplated hereunder, to the extent that the provisions herein cannot prevent such claims from being made in any separate litigation or necessary counterclaim; (vi) Any laws, statutes or regulations in any jurisdiction affecting the Debt clauses or the rights of the Guarantee, including but not limited to: (A) The implementation of any such laws, statutes or regulations of the jurisdiction (including prior approval) will forbid the exchange of non-US currencies (as defined below) into US dollars or remittance of fund out of the jurisdiction, or make it impossible to obtain US dollars in the legal foreign exchange market in the jurisdiction according to common business practices; or (B) any orders are announced for closing down business operations of the banking sector in the jurisdiction or for suspension of payment, or the jurisdiction or the government imposes any orders for suspension of repayment on any due and outstanding amounts or requests for any rearrangement or restructuring, or requires prior approval for any repayment; or (C) the obligation of repayment set forth herein for any debt incurred in the said jurisdiction is directly or indirectly deprived by way of State or governmental confiscation, nationalization, or requisition; or (D) any war (declared or not), insurrection, revolution, enemy actions, civil turmoil or any event in the jurisdiction having similar impact as those described in the subsections (A), (B) or (C) above (all events described in (A) to (D) above shall be limited to those occurring or existing on or after the date of this Letter); and (vii) Any other circumstance (including but not limited to limitation of prosecution) or any representation (or the reliance on such representation) of the Guarantee which may constitute an objection or discharge of all or part of the obligations of the Principal Debtor or the Guarantor.

Without prejudice to the generality of the foregoing and if permitted by the PRC laws, in respect of any Debt, if the Debt is denoted in US dollars or in foreign currencies other than the currency of the jurisdiction where the Principal Debtor is primarily based, as it is stipulated in the relevant agreement giving rise to such Debt, the Guarantor warrants that it will strictly follow the terms of such agreement in making payments to the Guarantee, including provisions on amounts and types of currency of payment as stipulated thereunder, without regard to any applicable laws taking effect from time to time in the jurisdiction where the Principal Debtor is primarily based, or any orders, decrees or regulations issued by the said jurisdiction.

The tenet of this Article 2 is to expressly set forth that the obligations of the Guarantor under this Letter are absolute and unconditional in any circumstances.

15. Waive of Rights

The Guarantor hereby waives (i) any requirement on the Guarantee regarding any instant, diligent notices of acceptance or non-acceptance or any other notices in connection with any Debt and this Letter; and (ii) any requirement on the Guarantee to exercise any right or take any action against the Principal Debtor, or to request any collateral security or credit support therefrom.

16. Re-effectiveness

This Letter shall be consecutively valid. Under certain circumstances, if at any time all or part of the debts of the Principal Debtor (whether it is debt of the Principal Debtor or any security on such debt or any amounts hereunder or otherwise) are paid or cancelled, or rearranged by way of repayment, guarantee or other disposals, but such repayment, cancellation or rearrangement are revoked or the Guarantee must refund the received amounts due to any insolvency, bankruptcy, liquidation, administration or restructuring of the Principal Debtor as if such repayment, cancellation or rearrangement has never been made before, then the effectiveness of this Letter shall be restored.

17. Right of Subrogation

The Guarantor shall not claim, enforce or exercise any right of subrogation that it may obtain under this Letter. The Guarantor shall may obtain such right of subrogation by paying in the currency of denomination as set forth hereunder or in other currencies determined by the Guarantee till it has irrevocably repaid all debts in full and terminated all agreements whereby the Guarantee undertakes to provide loans. In the event the Guarantor claims for the right of subrogation in violation of this Article, the Guarantor shall immediately return any payment received to the Guarantee.

18. Non-Competition

The Guarantor shall have no right to act as debtee or claim any of such rights, or have any right of claim to the assets of Principal Debtor or compete with the Guarantee in case of bankruptcy or liquidation of the Principal Debtor. In the event the Guarantor claims for such rights in violation of this Article, the Guarantor shall keep any amounts received as a result thereof on behalf of the Guarantee and shall pay the amounts to the Guarantee immediately after it receives them.

13. Sub-Debtee

The Guarantor shall undertake to the Guarantee that he or she will not claim for or collect any repayment, early repayment or any other payment resulting from or in connection with the Principal Debtor’s performance of its obligations set forth hereunder until the completion of repayment of all debts, regardless whether the repayment is made in cash, or intangible assets or by setoff method. However, if the Guarantor is requested by the Guarantee or required by law to register or claim any rights against the Principal Debtor in respect of any sub-debt, it shall process such procedures in accordance with the instructions of the Guarantee, receive any payment on behalf of the Guarantee, and return such payment to the Guarantee immediately after it receives them. The Guarantor, as the Principal Debtor, hereby waives any right he or she may have to request the Guarantee to first claim any right of recourse against the Principal Debtor in respect of any debt according to the Financing Agreement and/or the Main Agreement.

14. Taxes

Any payment prescribed in this Letter shall not be deducted, including all current or future payments, but excluding the income tax and franchise taxes (all taxes, charges, deductions, fees or withholding tax and all related debts are referred to as the “Taxes”) imposed in accordance with the laws issued in the place of jurisdiction or local government where the corporation or loan bank of the Guarantee locates. In case the Guarantor deducts any of taxes from the payable amount according to any relevant laws, (i) the payable amount shall be increased accordingly so as to make sure the Guarantee can receive its receivables after the deduction aforesaid (including the deduction of extra payables applicable under this Article) as if no such deduction has been made; (ii) the Guarantor shall perform such deduction aforesaid, and (iii) pay for all deducted items to the taxation administration or any other government institutes according to relevant laws. In addition, the Guarantor shall also pay for any stamp tax, document tax, consumption tax, asset tax or other similar charges (referred to as “Other Taxes”) arising hereunder from signature, delivery or registration of this Letter or related to the debts aforesaid or upon the current or future payment prescribed under this Letter. The Guarantor shall immediately submit both original and certified copy of the receipt of payment to the Guarantee, and at the request indemnify the Guarantee for any taxes, charges or other debts (including penalty, interest and expenses) paid by the Guarantee within thirty days, regardless whether the Taxes or Other Taxes aforesaid are legal. Without prejudice to the effectiveness of the other agreements referred herein, the agreement and obligations of the Guarantor set forth in this Article shall remain effective after repayment of both principal and interest and the termination of this Letter.

15. Place and Currency of Payment

In case the debts are payable in US dollars, the Guarantor shall pay to the place and the account designated by the Guarantee. In case the debts are payable in any foreign currency other than US dollars (referred to as “Non-US Currency”) and no agreement has been reached regarding the time and place of such payment, the Guarantor shall, at the selection of the Guarantee, (i) pay the debts in Non-US Currency and in the prescribed payable place, or (ii) pay US dollars to any account designated by the Guarantee in the prescribed place. In case the payment is made according to subsection (ii) above, the Guarantor shall pay equivalent US dollars with the debt amount to the Guarantee. Ordinary bank procedures shall be applied in the calculation of exchange rate. The Guarantee shall make sure the Guarantor is able to purchase equivalent US dollars in the place of payment on the payment date; provided, however, that the foregoing provision in this paragraph shall not be applicable to any payment in Non-US Currency due to application of any non-US laws, orders, decrees or regulations, in which case, for the purpose of this Letter, the debts shall still be deemed to be payable in US dollars and be paid to the Guarantee according to the first sentence of this Article 9. The Guarantor shall indemnify any additional expenses to the Guarantee for purchase of foreign exchanges according to this Article. For the purpose of this Article 9, any evidence shall be sufficient if it can demonstrate that the Guarantee will suffer losses if it converts or purchases foreign exchange.

10. Right of Setoff

Should the laws of the People’s Republic of China allow, if the Guarantor fails to make payment when its obligations become due and payable, the Guarantee shall be authorized to set off any and all debts with any deposit (ordinary or special, fixed or current, temporary or formal whatsoever), stock, bond, commercial document or other assets held or controlled by the Guarantee from time to time, or with any amounts that the Guarantee owes to the Guarantor at any time or any indebtedness incurred by the Guarantee to the Guarantor’s credit or account at any time, regardless whether the Guarantee has made any other claim hereunder. The Guarantee shall inform the Guarantor of the setoff immediately after the same occurs, provided however that any failure to send such a notice shall not affect the effectiveness of such setoff or use if permitted by the laws of the People’s Republic of China. The right of the Guarantee stipulated herein is in addition to any other rights and remedy the Guarantee may have, including but not limited to other rights of setoff. To the extent permitted by the laws of the People’s Republic of China, the Guarantor agrees to waive any right of setoff he or she may have against the Guarantee, and not exercise any rights under its obligations set forth hereunder without restricting the effectiveness of the aforesaid waiver.

11. Representations and Warranties

The Guarantor represents and warrants that: (i) the Guarantor is legally qualified to sign, deliver and perform this Letter, and will not break any law or any contractual limitation with binding force over the Guarantor; (ii) the Guarantor signs, delivers and performs this Letter without any authorization, approval, notice or registration by any government institute, or supervision organization or any third party; (iii) the obligations prescribed here in this Letter, once signed and delivered by the Guarantor, shall become effective and have binding force on the Guarantor; (iv) the Guarantor has not taken any steps or legal procedures (if any) related with bankruptcy; and (v) the Guarantor has reached the minimum age requirement according to applicable laws, has good reason, and has entered into this Letter out of his/her own free will after he/she has sought independent professional advice (including legal advice) on all of his/her obligations hereunder this Letter and come to a thorough understanding of the nature of such obligations. The representations and warranties contained in this clause shall be deemed to be repeatedly made by the Guarantor each day in any period when the debts remain unpaid or not discharged, as the case may be.

38. Undertakings

The Guarantor hereby undertakes to the Guarantee that unless it is otherwise agreed by the Guarantee, so long as any debt remains unpaid, the Guarantor shall (i) comply with all applicable laws, statutes, and requirements and orders of any government authorities having jurisdiction; (ii) pay for all taxes, evaluation expenses, administrative charges or collection based on the incomes, revenues or assets of the Guarantor before any penalty is charged in order not to cause any lien, mortgage or any burden of rights to any of the assets aforesaid; (iii) sign any other document or bills, including any negotiable bill and take any action reasonably requested by the Guarantee for the purpose of implementation of this Letter; (iv) the Guarantor, without any prior consent of the Guarantee in written form, shall not (A) undertake, guarantee or endorse any other obligation, or be directly or indirectly responsible for any obligations of any individual, enterprise or company other than the obligations of the Guarantor prescribed herein; or (B) sell, lease or dispose or transfer any material part of his or her assets.

39. Consecutive Guaranty

This Letter constitutes a consecutive guaranty and is applicable to any current or future debts regardless of the time of such debts. This Letter is irrevocable and remains fully effective throughout the period of validity until all payable amounts prescribed herein are irrevocably paid and all agreements related to such debts are terminated. This Letter is an extra guaranty on and over any other guaranty the Guarantee may have now or in the future regarding any debt, and will not affect nor be affected by such other guaranty. To the extent permitted by the laws of the People’s Republic of China, and in order to maximize the amount of recovery of debts from the Principal Debtor in any actual or potential bankruptcy or dissolution (other than the fact that the Principal Debtor makes repayment to the Guarantee), the Guarantee may put such recovered amounts into a temporary account with accrual of interest. The amounts shall be kept in such account (interest-bearing temporary account) until the Guarantee is satisfied with the following: The Guarantee has no more obligation to make any payment in respect of the Debt and the Guarantee has irrevocably collected all amounts payable to the Guarantee under the Debt.

40. Amendment

No amendment or abandon of any clause of this Letter and no consent given by the Guarantor to any deviation from the terms of with this Letter shall be deemed valid unless they are made in writing and signed by the Guarantee. Subject to the Guarantees’ signature, such abandonment or consent shall be valid for special purposes under special circumstances.

41. Address

All notices and other communications prescribed herein shall be in writing (including telefax), and sent by mail, telefax or express mail. Any notice to the Guarantor shall be to the attention of Li Wenliang at the address: Luoshan Industrial Park, Pinghu Town, Longgang District, Shenzhen City, 51811l, and any notice to the Guarantee shall be to the attention of Johnson Liu, Citibank China Co., Ltd., at the address: F35, Citigroup Tower, No.33, Huayuanshiqiao Road, Pudong District, Shanghai, China, 200120, and CC (carbon copy) to Johnson Liu, Block A, F9, CITIC Tower, No.1093, Middle Shennan Road, Futian District, Shenzhen City, 51803l; or sent to any other address specified in any written notice from one party to the other. All notices or other documents sent by mail shall become effective immediately after they are put into the mailbox, and notices sent by telefax shall become effective once sent out.

42. Credit Award Authorization

The Guarantor shall, without reliance on the Guarantee, independently analyze the credit status and make his or her own decision to sign this Letter based on any proper documents and information. The Guarantor shall have sufficient methods to successively obtain basic information regarding the business, operations and financial status of the Principal Debtor, and has not and will not depend on any such information provided by the Guarantee. The Guarantor acknowledges and understands that he or she can materially benefit, directly or indirectly from the credit award prescribed herein, and he or she fully agrees and understands the terms and conditions of this Letter and the legal meaning of such terms and conditions hereof.

43. Transfer of Rights

To the extent permitted by the PRC laws, this Letter shall have binding force over the Guarantor and any of its successors or assigns. The Guarantor shall not transfer his or her rights or obligations without prior consent of the Guarantee. The Guarantee may at any time transfer any of its rights or obligations (if any) prescribed herein to any other entity or individual after sending notice to the Guarantor. The Guarantor agrees such notice of right transfer can be made in any written form determined by the Guarantee at its sole discretion, and such transfer by the Guarantee requires no prior approval and consent of the Guarantor. The Guarantor further agrees that it is bound and will continue to be bound by this Letter regardless of such transfer of rights by the Guarantee.

44. Accumulative Rights

The rights and remedies the Guarantee is entitled to hereunder shall be in addition to and not exclusive of any other rights and remedies that the Guarantee may enjoy under any laws, other agreements or documents. Any delay on the part of the Guarantee to perform any of its rights shall not be deemed a waiver of such rights.

45. Joint and Several Liability

The Guarantor shall bear joint and several liability with any other guarantor (if any) for the debts aforesaid according to the laws of the People’s Republic of China. The Guarantor acknowledges and agrees that any of his or her obligations under this Letter shall not be relieved, or damaged or affected in any manner whatsoever in case the obligations of other guarantor are cancelled or terminated, and/or such obligations become invalid, illegal or not unenforceable.

46. Disclosure of Information

The Guarantor hereby irrevocably and unconditionally agrees that the Guarantee may disclose any information held by the Guarantee regarding debt, deposit, transfer or any other deal information or similar information of the Guarantor: (i) to any professional consultation institutes or their employees, or any other party providing services to the Guarantee, and/or (ii) to the headquarters, branches, or affiliates of the Guarantee, and/or (iii) to the regulatory bodies, judicial bodies or other government agencies of China or USA, including any state, provincial and municipal governments, or the government authorities at the place of other guarantors, headquarters of the Guarantee or its other branches or affiliates, and/or (iv) to any participants, or assignees or transferees of any rights (including any potential any participants, or assignees or transferees under any loans related to such debts); and/or (v) to any potential purchasers of the assets and liabilities of the Guarantee, and candidates for merging with the Guarantee, or any inheritors or any other person having similar legal status.

47. Personal Information

The Guarantor hereby agrees to the collection, processing and use by the Guarantee of any personal information regarding to and provided by the Guarantor; and the information aforesaid may also be obtained by the Guarantee (i) for the purpose of processing any deal between the Guarantee and the Guarantor, or (ii) for the purpose of soliciting business from the Guarantor or for any third party to solicit business from the Guarantor; and/or (iii) for other purpose allowed by other laws and regulations.

48. Severability

In the event any of the clauses prescribed in this Letter is or becomes illegal, invalid or unenforceable in any jurisdiction, it shall not affect (i) the effectiveness or enforceability of other clauses of this Letter in such jurisdiction; or (ii) the effectiveness or enforceability of the clause aforesaid or any other clauses of this Letter in other jurisdictions.

49. Judgment

If, for the purpose of obtaining any court judgment, any amount falling due hereunder must be converted from US Dollars into Non-US Currencies, the Guarantor agrees to apply ordinary bank procedures for purpose of determining the exchange rate and the Guarantee shall be able to purchase US Dollars with such Non-US Currency one working day before the final judgment is issued. Notwithstanding the final judgment in Non-US Currency, the obligations of the Guarantor falling due hereunder shall be relieved on the date of payment only to the extent of any amount in Non-US Currency declared due and payable by the Guarantor to the Guarantee as specified in the judgment. The Guarantee may purchase US Dollars with such Non-US Currency as per ordinary bank procedures. In the event the purchased US Dollars fall short of the US Dollar amount previously due and owing to the Guarantee, the Guarantor agrees, as a separate obligation, to indemnify any loss to the Guarantee arising in connection therewith, regardless of the result of the court judgment. In the event the purchased US Dollars exceed the US Dollar amount previously due and owing to the Guarantee, the Guarantee agrees to remit the excessive portion to the Guarantor.

50. Governing Laws

This Letter shall be subject to, governed by and interpreted in accordance with the laws of the People’s Republic of China. The Guarantor shall irrevocably submit to the non-exclusive jurisdiction of the local court in the place of the Guarantee.

Li Wenliang

/s/ Li Wenliang	(Signature)

ID No.:

Witnessed/Verified By:	Johnson Liu, Manager
Print Name

/s/ [illegible signature]
Signature